General (Details)	Jan. 05, 2016 shares
General [Abstract]
Acquisition transaction, description	the ratio of the Company’s Ordinary Shares to ADSs is 5:1. Effective January 5, 2016, the Company acquired (the “Acquisition Transaction”) 100% of the outstanding shares of Foresight Automotive Ltd. (“Foresight Ltd.”), a company incorporated in Israel, pursuant to a capital stock exchange agreement dated as of October 11, 2015, among the Company, Magna B.S.P. Ltd. (“Magna”), and Foresight Ltd. In exchange for the outstanding shares of Foresight Ltd., the Company issued to Magna a total of 35,884,116 of the Company’s Ordinary Shares representing approximately 64.50% of the Ordinary Shares then issued and outstanding after giving effect to the Acquisition Transaction.
Percentage of acquisition transaction	100.00%
Ordinary shares issued (in Shares)	35,884,116
Ordinary shares issued, percentage	64.50%